SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                _______________


                                   FORM 8-K



                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


                                 June 5, 2003
       -----------------------------------------------------------------
               Date of Report (Date of Earliest Event Reported)


                                  ZiLOG, Inc.
       ------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


         Delaware                   001-13748                   13-3092996
 ------------------------ -----------------------------    -------------------
 (State of Incorporation)    (Commission file number)       (I.R.S. Employer
                                                           Identification No.)


                                532 Race Street
                          San Jose, California 95126
       -----------------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (408) 558-8500
         ---------------------------------------------------------------
             (Registrant's telephone number, including area code)


Item 5.  Other Events

         On June 4, 2003, ZiLOG, Inc. issued a press release relating to its stock repurchase program. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Exhibits

         (c)

         99.1       ZiLOG, Inc. press release dated June 4, 2003


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ZiLOG, INC.


                                          By: /s/ PERRY GRACE
                                             ----------------------------------
                                             Perry Grace
                                             Vice President and
                                             Chief Financial Officer

Date: June 5, 2003

                               INDEX TO EXHIBITS


Exhibit No.                        Description
----------                         -----------
     99.1                   ZiLOG, Inc. Press Release dated June 4, 2003